VIRGIN GALACTIC ANNOUNCES NOTICE OF SETTLEMENT OF DERIVATIVE ACTIONS ORANGE COUNTY, CALIFORNIA – May 28, 2026 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced that on May 19, 2026, the U.S. District Court for the Eastern District of New York (the “District Court”) issued an order granting preliminary approval of its proposed settlement with plaintiffs, executed on April 23, 2026, which would resolve all claims pending in the shareholder derivative actions captioned In re Virgin Galactic Holdings, Inc. Derivative Litigation, Case No. 1:22-cv-00933 (E.D.N.Y.) and St. Jean v. Branson et al., Case No. 1:22-cv-7551 (E.D.N.Y.). The proposed settlement will result in, among other settlement considerations, the monetary payment of $2.75 million by the Company’s insurers to the Company, half of which the Company will retain. Once the District Court issues final approval of the settlement, all claims in these actions and in any currently pending actions that are related to or based upon any of the allegations in these actions are expected to be dismissed or declared moot. Virgin Galactic’s current and former officer and directors, who are defendants in these actions, have denied and continue to deny each and all of the claims and allegations of wrongdoing asserted in these actions. As required by the District Court’s order, Virgin Galactic today issued the Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions to its stockholders (“Notice”), which notifies stockholders of the potential settlement and resolution of certain of the pending derivative actions disclosed by Virgin Galactic in its reports filed with the Securities and Exchange Commission. Below is a Summary Notice with information about the potential settlement. Full copies of the Notice and the Stipulation of Settlement (with all exhibits thereto) are posted on the Investors page of Virgin Galactic’s website, https://investors.virgingalactic.com/overview/default.aspx. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Virgin Galactic intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the final approval of the settlement and the expectation for all outstanding derivative claims to be dismissed or declared moot, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Virgin Galactic’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to factors, risks and uncertainties included in Virgin Galactic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in Virgin Galactic’s other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of Virgin Galactic’s website at www.virgingalactic.com, which could cause Virgin Galactic’s actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While Virgin Galactic may elect to update such forward-looking statements at some Exhibit 99.1 point in the future, Virgin Galactic disclaims any obligation to do so, even if subsequent events cause its views to change. About Virgin Galactic Virgin Galactic is an aerospace and space travel company, pioneering human-first spaceflight for private individuals, researchers, and governments with its advanced SpaceShips and Launch Vehicle. Scale and profitability are driven by next generation vehicles capable of taking humans to space at an unprecedented frequency with an industry-leading cost structure. You can find more information at https://www.virgingalactic.com. For Investor Relations inquiries: Eric Cerny – Vice President, Investor Relations VG-IR@virgingalactic.com For Media inquiries: Aleanna Crane – Vice President, Communications news@virgingalactic.com SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF VIRGIN GALACTIC HOLDINGS, INC. (“VIRGIN GALACTIC” OR THE “COMPANY”) COMMON STOCK AS OF APRIL 23, 2026 (“CURRENT VIRGIN GALACTIC STOCKHOLDERS”). PLEASE READ THIS SUMMARY NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. YOU ARE HEREBY NOTIFIED that the above-captioned consolidated stockholder derivative action (the “Demand Futile Action”) is being settled on the terms set forth in a Stipulation and Agreement of Settlement dated April 23, 2026 (the “Stipulation”). The Derivative Actions are brought derivatively on behalf of nominal defendant Virgin Galactic and allege that, inter alia, between July 10, 2019, through October 14, 2021, at least, the Individual Defendants breached their fiduciary duty to the Company by (i) misrepresenting operations to the investing public, who purchased Company stock at artificially inflated prices; (ii) causing the Company to overpay with stock spent to acquire Virgin Galactic’s legacy business; and (iii) as to certain of them, selling Company stock while possessing material nonpublic information about material issues at artificially inflated prices. Plaintiffs allege that the Individual Defendants had knowledge of the destruction of the Company’s spaceship stabilizers in 2019, Federal Aviation Administration violations that led to grounding flights in 2021 and suspension of the Company’s license, and undisclosed delays in commercial launches due to needed repairs, but failed to disclose the same to investors, instead making a series of materially false and misleading statements touting the Company’s purported safety efforts, among other things, including in filings with the Securities and Exchange Commission and proxy solicitations governed by Section 14(a) of the Securities Exchange Act of 1934. The Derivative Actions allege that, as a result of the foregoing, the Company experienced reputational and financial harm. Defendants have denied and continue to deny each and all of the claims and allegations of wrongdoing asserted in the Derivative Actions.

The consideration for the proposed Settlement includes: (1) a cash payment of two million seven hundred fifty thousand dollars ($2,750,000.00) (the “Cash Payment”), which the Defendants shall cause their insurer(s) to pay to Virgin Galactic; and (2) Virgin Galactic’s agreement to adopt and maintain certain corporate governance reforms and procedures, as outlined in Exhibit A to the Stipulation (the “Reforms”), which shall be maintained for three years. Additionally, Virgin Galactic shall pay, subject to Court approval, one million three hundred seventy-five thousand dollars ($1,375,000.00) to Plaintiffs’ Counsel for their attorneys’ fees and expenses (the “Fee and Expense Amount”) based on the substantial benefit that will be conferred upon the Company and its stockholders by the settlement consideration. Plaintiffs’ Counsel shall also apply to the Court for service awards to be paid to the five Plaintiffs in an amount of up to two thousand five hundred dollars ($2,500.00) each (the “Service Awards”), to be paid out of the Fee and Expense Amount. On July 28, 2026 at 11:00 a.m., a hearing will be held before the Honorable Orelia E. Merchant, at the United States District Court for the Eastern District of New York, 225 Cadman Plaza East, Brooklyn, NY 11201, in Courtroom 6C South (the “Settlement Hearing”), for the purpose of determining whether the Settlement should be approved as fair, reasonable, and adequate and whether the Court should approve the agreed-to Fee and Expense Amount and the Service Awards for Plaintiffs. Because this is not a class action, except as otherwise provided for in the Stipulation with respect to the Plaintiffs, no Current Virgin Galactic Stockholder has the right to receive any individual compensation as a result of the Settlement. This Summary Notice provides a condensed overview of certain provisions of the Stipulation and the full Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (the “Notice”). It is not a complete statement of the events of the Derivative Actions or the terms set forth in the Stipulation. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation. For additional information about the claims asserted in the Derivative Actions, and the terms of the proposed Settlement, you may inspect the Stipulation and its exhibits and other papers at the Clerk’s office in the Court at any time during regular business hours. In addition, copies of the Stipulation and its exhibits and the Notice are available on the Investor Relations page of the Company’s website, https://investors.virgingalactic.com/overview/default.aspx. The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar or the Investor Relations page of the Company’s website, https://investors.virgingalactic.com/overview/default.aspx, for any change in the date and/or time of the Settlement Hearing. Inquiries about the Derivative Actions or the Settlement may be made to: (i) Timothy Brown, The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, NY 10017, Telephone: (516) 922-5427, Email: tbrown@thebrownlawfirm.net; (ii) Thomas J. McKenna, Gainey McKenna & Egleston, 260 Madison Ave., 22nd Floor, New York, NY 10016, Telephone: (212) 983-1300, Email: tjmckenna@gme-law.com. You may enter an appearance before the Court, at your own expense, individually or through counsel of your choice. If you want to object at the Settlement Hearing, you must be a Current Virgin Galactic Stockholder and you must first comply with the procedures for objecting that are set forth in the Notice. Any objection to any aspect of the Settlement must be filed with the Clerk of the Court and sent to Plaintiffs’ Counsel and Defendants’ Counsel no later than July 7, 2026 (21 days before the Settlement Hearing), in accordance with the procedures set forth in the Stipulation and the Notice. Any Current Virgin Galactic Stockholder who fails to object in accordance with such procedures will be bound by the Order and Final Judgment of the Court granting final approval to the Settlement and the releases of claims therein, and shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection. PLEASE DO NOT CALL THE COURT OR DEFENDANTS WITH QUESTIONS ABOUT THE SETTLEMENT.